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                             JOINT FILER INFORMATION


Date of Event Requiring Statement:            February 28, 2007


Issuer Name and Ticker or Trading
Symbol:                                       Westaff, Inc. (WSTF)


Designated Filer:                             DelStaff, LLC


Other Joint Filers:                           H.I.G. Staffing 2007,  Ltd.
                                              H.I.G. Capital  Partners III, L.P.
                                              H.I.G. Advisors III, L.L.C.
                                              H.I.G.-GPII, Inc.
                                              Sami W. Mnaymneh
                                              Anthony A. Tamer


Addresses:                                    For all joint  filers:
                                              1001 Brickell Bay Drive 27th Floor
                                              Miami, Florida 33131


Signatures:


Dated: March 12, 2007


                                         DELSTAFF, LLC

                                         By:/s/John Black
                                         --------------------------------------
                                         Name:  John Black
                                         Title: Manager

                                         H.I.G. STAFFING 2007, LTD.

                                         By:/s/Anthony A. Tamer
                                         --------------------------------------
                                         Name:  Anthony A. Tamer
                                         Title: President

                                         H.I.G.-GPII, INC.

                                         By:/s/Anthony A. Tamer
                                         --------------------------------------
                                         Name:  Anthony A. Tamer
                                         Title: President


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                                         H.I.G. ADVISORS III, L.L.C.

                                         By:  H.I.G.-GPII, Inc.
                                         Its: Manager

                                         By:/s/Anthony A. Tamer
                                         --------------------------------------
                                         Name:  Anthony A. Tamer
                                         Title: President

                                         H.I.G. CAPITAL PARTNERS III, L.P.
                                         By:  H.I.G. Advisors III, L.L.C.
                                         Its: General Partner

                                         By:  H.I.G.-GPII, Inc.
                                         Its: Manager

                                         By:/s/Anthony A. Tamer
                                         --------------------------------------
                                         Name:  Anthony A. Tamer
                                         Title: President

                                         --------------------------------------
                                         Sami W. Mnaymneh

                                         /s/Anthony A. Tamer
                                         --------------------------------------
                                         Anthony A. Tamer